UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       August 10, 2004

Barrier Therapeutics, Inc.

(Exact name of registrant specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50680 (Commission File Number)	22-3828030 (I.R.S. Employer Identification No.)

600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)

(609) 945-1200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name and former address, if changed since last report)

Item 7. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
EXHIBIT INDEX
PRESS RELEASE DATED AUGUST 10, 2004

Item 7. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     99.1 – Press release dated August 10, 2004

Item 12. Results of Operations and Financial Condition.

     On August 10, 2004, Barrier Therapeutics, Inc. issued a press release announcing earnings for the quarter ended June 30, 2004 and providing additional information. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.
Date: August 11, 2004	By:	ANNE M. VANLENT
		Name:	Anne M. VanLent
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press release dated August 10, 2004